UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2007

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)
(314) 480-1400 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 31, 2007, the Registrant filed a Form 8-K (the “Original Form 8-K”) reporting that it had completed the merger contemplated by the Agreement and Plan of Merger dated May 20, 2007, among the Registrant, Princeton Merger Corp., a wholly owned subsidiary of the Registrant (“Merger Sub”), and Pioneer Companies, Inc. (“Pioneer”).  Pursuant to the merger agreement, the Registrant acquired Pioneer through a merger of Merger Sub with and into Pioneer.  Under the terms of the merger agreement, each outstanding share of Pioneer common stock, par value $0.01 per share, other than shares owned by Pioneer, the Registrant or Merger Sub, was converted into the right to receive $35.00 in cash, without interest, and Pioneer became 100% owned by the Registrant.

This Amendment is being filed to amend Item 9.01 of the Original Form 8-K to provide certain required historical and pro forma financial information.  Except as set forth below, all items of the Original Form 8-K are unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

The audited consolidated financial statements of Pioneer as of and for the year ended on December 31, 2006 and 2005 are incorporated herein by reference.*

The unaudited consolidated financial statements of Pioneer as of and for the six months ended on June 30, 2007 are incorporated herein by reference.*

(b)
Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of income for the year ended on December 31, 2006 and the nine months ended on September 30, 2007 and 2006 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP
99.1	Press Release dated August 31, 2007**
99.2	Audited consolidated financial statements of Pioneer as of and for the year ended on December 31, 2006 and 2005*
99.3	Unaudited consolidated financial statements of Pioneer as of and for the six months ended on June 30, 2007*
99.4	Unaudited pro forma condensed combined statements of income for the year ended on December 31, 2006 and the nine months ended on September 30, 2007 and 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    OLIN CORPORATION

                                                    By:               /s/ George H. Pain
                                                    Name:          George H. Pain
                                                    Title:            Vice President, General Counsel and Secretary

Date:             November 1, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Press Release dated August 31, 2007**
99.2	Audited consolidated financial statements of Pioneer as of and for the year ended on December 31, 2006 and 2005*
99.3	Unaudited consolidated financial statements of Pioneer as of and for the six months ended on June 30, 2007*
99.4	Unaudited pro forma combined condensed statements of income for the year ended on December 31, 2006 and the nine months ended on September 30, 2007 and 2006

*	Previously filed by Pioneer Companies, Inc. as part of their Annual report on Form 10-K/A for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

**	Previously filed with the Form 8-K on August 31, 2007.